                                                                  EXHIBIT 10.11
                                                               [Execution Copy]


                          AMENDMENT NO. 3 AND CONSENT
                         dated as of September 6, 1996
                                       to
                          LOAN AND SECURITY AGREEMENT
                           dated as of March 31, 1995

        THIS AMENDMENT NO. 3 AND CONSENT dated as of September 6, 1996 is made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK, N.A. (SOUTH) (successor by merger to NationsBank of Georgia, N.A.), a national banking association (NATIONSBANK). THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), and FLEET CAPITAL CORPORATION (successor by merger to Shawmut Capital Corporation), a Rhode Island corporation (FLEET), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).

                             Preliminary Statements

        The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995, as amended by Amendment No. 1 dated as of December 29, 1995 and Amendment No. 2 and Waiver dated as of March 28, 1996 (as so amended and as otherwise heretofore amended, the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

        The Borrowers have requested certain modifications to the provisions of the Loan Agreement. The Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

        NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by


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                (a) setting forth as at the end of such Fiscal Quarter a
        reasonably detailed schedule of charges to the Acquisition Reserve and the Restructuring Reserve recorded during such Fiscal Quarter and the calculations required to establish whether or not the Borrowers were in compliance with the requirements of SECTIONS 12.1, 12.2, 12.5, 12.10,
        12.11 AND 12.16;

                (d) amending Section 12.1 Financial Ratios by amending subsections (a) thereof in its entirety to read as follows:

                    [SECTION 12.1.  Financial Ratios. Permit:]

                (a) Consolidated Minimum Net Worth. Consolidated Net Worth (i) on and as of the Effective Date to be less than $48,000,000, (ii) at any time during Fiscal Year 1995 to be less than the greater of $43,000,000 or actual Consolidated Net Worth as of the Effective Date minus $5,000,000, or (iii) at any time during any Fiscal Year indicated below to be less than the actual Consolidated Net Worth as of the last day of the preceding Fiscal Year minus the amount shown opposite such Fiscal Year:

            FISCAL YEAR                      PERMITTED DECREASE
            -----------                      ------------------
               1996 The amount, not to exceed the sum of $5,000,000 and up to $16,800,000, as such amount may be adjusted pursuant to Section
                                     11.1(e) hereof (being the after-tax impact of the sum of maximum Restructuring Charges and Asset Impairment Charges, which tax impact will be determined based on the Borrowers' effective tax rate for the period in which such charges are recorded or reserves are established, all in accordance with GAAP)

               1997 and thereafter   $4,000,000

        PROVIDED, that as of the last day of Fiscal Year 1997 and of each succeeding Fiscal Year, Consolidated Net Worth shall be at least $1.00 greater than Consolidated Net Worth as of the last day of the immediately preceding Fiscal Year.

                (e) amending Section 12.16 Limitations on Acquisition Reserves in its entirety to read as follows:

                SECTION 12.16 Limitation on Acquisition Reserve. The Acquisition Reserve shall not exceed $20,000,000 as of the Effective Date, nor $16,000,000 as of December 31, 1995 or any date thereafter, nor shall the Acquisition Reserve reflect

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     charges against it made during Fiscal Year 1996 of more than $10,000,000 nor during Fiscal Year 1997 of more than $5,000,000 plus unused permitted charges against such reserve for Fiscal Year 1996.

          (f) amending Article 12 by adding thereto a new Section 12.17 Limitations on Restructuring Reserve to read in its entirety as follows:

          SECTION 12.17 Limitation on Restructuring Reserve. The Restructuring Reserve shall not reflect charges against it made (a) during Fiscal Year 1996 of more than $2,700,000 or (b) during Fiscal Year 1997 of more than $4,125,000 plus unused permitted charges against such reserve for Fiscal Year 1996.

          Section 2. Consent and Waiver. The Lenders hereby (a) consent to the Borrowers' recording the Asset Impairment Charges and Restructuring Charges (of up to $26,650,000 in total) in Fiscal Year 1996, and (b) waive any Default or Event of Default that would otherwise result from such recording, PROVIDED that on the date on which the action described in foregoing clause (a) is taken, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of December 31, 1995 upon receipt by the Administrative Agent not later than September 10, 1996 of (a) at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and each Lender, and (b) a confirmation duly executed and delivered by the Guarantor of its Unconditional Guaranty and the Pledge Agreement in the form attached to this Amendment.

          Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          Section 5.  Counterpart Execution; Governing Law.

          (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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        (b) Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.









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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:

                                        PROSOURCE SERVICES CORPORATION
[Corporate Seal]

Attest:                                 By: /s/ William F. Evans
                                            ---------------------------
                                                William F. Evans
By: /s/ Paul A. Garcia de Quevedo               Executive Vice President
    -----------------------------
        Paul A. Garcia de Quevedo
        Secretary



                                        BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                                 By: /s/ William F. Evans
                                            ---------------------------
                                                William F. Evans
By: /s/ Paul A. Garcia de Quevedo               Executive Vice President
    -----------------------------
        Paul A. Garcia de Quevedo
        Secretary



                                        PROSOURCE DISTRIBUTION SERVICES
                                          LIMITED
[Corporate Seal]


Attest:                                 By: /s/ William F. Evans
                                            ---------------------------
                                                William F. Evans
By: /s/ Paul A. Garcia de Quevedo               Executive Vice President
    -----------------------------
        Paul A. Garcia de Quevedo
        Secretary


               (Signatures continued on following three pages)


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                                        ADMINISTRATIVE AGENT:

                                        NATIONSBANK, N.A. (SOUTH)

                                        By:  /s/ Jeffrey L. Guldner
                                            ------------------------------
                                            Jeffrey L. Guldner
                                            Vice President

                                        CO-AGENTS AND LENDERS:


                                        NATIONSBANK, N.A. (SOUTH),
                                          as a Lender and Co-Agent


                                        By:  /s/ Jeffrey L. Guldner
                                            ------------------------------
                                            Jeffrey L. Guldner
                                            Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as a Lender and Co-Agent

                                        By:  /s/ S.J. Mulholland
                                            ------------------------------
                                            Name: S.J. Mulholland
                                            Title: Division Executive


                                        FLEET CAPITAL CORPORATION, as a Lender
                                          and Co-Agent

                                        By:  /s/ John Getz
                                            ------------------------------
                                            Name: John Getz
                                            Title: Senior Vice President






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                                        THE BANK OF NOVA SCOTIA, as a Lender

                                        By:  /s/ Frank F. Sandler
                                            ------------------------------
                                            Name: Frank F. Sandler
                                            Title: Relationship Manager

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


                                        BANKAMERICA BUSINESS CREDIT, INC., as
                                          a Lender

                                        By:  /s/ Margaret E. Lambka
                                            ------------------------------
                                            Name: Margaret E. Lambka
                                            Title: Vice President

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as a Lender

                                        By:  /s/ Robert Bernier
                                            ------------------------------
                                            Name: Robert Bernier
                                            Title: Vice President

                                        HELLER FINANCIAL, INC., as a Lender

                                        By:  /s/ Jeffrey A. Schumacher
                                            ------------------------------
                                            Name: Jeffrey A. Schumacher
                                            Title: Assistant Vice President

                                        SANWA BUSINESS CREDIT CORPORATION,
                                          as a Lender

                                        By:  /s/ Peter L. Skavla
                                            ------------------------------
                                            Name: Peter L. Skavla
                                            Title: Vice President


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                                        NATIONAL CITY COMMERCIAL FINANCE,
                                          INC., as a Lender



                                        By:   /s/ Lee K. Mosby
                                            -----------------------------
                                            Name: Lee K. Mosby
                                            Title: Vice President







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